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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - April 14, 2001


                                _______________


                             TRIAD HOSPITALS, INC.
                         TRIAD HOSPITALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                         000-29816                75-2816101
(State or other jurisdiction of         333-84743                51-0389776
      Incorporation)               (Commission File Number)    (IRS Employer
                                                            Identification No.)

13455 Noel Road, Suite 2000                                        75240
      Dallas, Texas                                               (Zip Code)
(Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


                                _______________

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Item 5.  Other Events.

     Triad Hospitals, Inc. is filing this Report on Form 8-K in connection with the Supplement to the Joint Proxy Statement/Prospectus to be distributed to stockholders of Triad and Quorum Health Group, Inc and the First Amendment to Agreement and Plan of Merger by and between Quorum Health Group, Inc. and Triad Hospitals, Inc.

     This report will not be deemed an admission as to the materiality of any information in the report.

     Triad Hospitals, Inc. does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Triad's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

Item 7.  Exhibits.

     99.1 Supplement to the Joint Proxy Statement/Prospectus to be distributed to stockholders of Triad Hospitals, Inc. and Quorum Health Group, Inc.

     99.2 First Amendment to Agreement and Plan of Merger by and between Quorum Health Group, Inc. and Triad Hospitals, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. and Triad Hospitals Holdings, Inc. have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.



                              By: /s/ Donald P. Fay
                                  -----------------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                    Secretary and General Counsel



Date: April 14, 2001

                              TRIAD HOSPITALS HOLDINGS, INC.



                              By: /s/ Donald P. Fay
                                  -----------------------------
                                  Donald P. Fay
                                  Executive Vice President,
                                    Secretary and General Counsel



Date: April 14, 2001

                                 EXHIBIT INDEX

Exhibit No.      Description
----------       -----------

99.1 Supplement to the Joint Proxy Statement/Prospectus to be distributed to stockholders of Triad Hospitals, Inc. and Quorum Health Group, Inc.

99.2 First Amendment to Agreement and Plan of Merger by and between Quorum Health Group, Inc. and Triad Hospitals, Inc.